EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2025 Financial Results

SAN RAFAEL, Calif., July 17, 2025 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2025 of $29.1 million and diluted earnings per common share ("EPS") of $1.12. Second quarter 2025 results compare to first quarter 2025 net income of $31.0 million and EPS of $1.16.

"Westamerica’s second quarter 2025 results benefited from the Company’s low-cost operating principles. The annualized cost of funding interest-earning loans, bonds and cash was 0.22 percent for the second quarter 2025. The Company recognized no provision for credit losses in the second quarter 2025. At June 30, 2025, nonperforming assets were $5.0 million and the allowance for credit losses on loans was $13.8 million. Westamerica operated efficiently, spending 39 percent of its revenue on operating costs in the second quarter 2025”, said Chairman, President and CEO David Payne. “Second quarter 2025 results generated an annualized 11.2 percent return on average common equity. Westamerica paid a $0.46 per common share dividend during the second quarter 2025, and retired 773 thousand common shares using its share repurchase plan. Westamerica’s capital ratios remain at historically high levels exceeding the highest regulatory guidelines,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $54.6 million for the second quarter 2025, compared to $56.4 million for the first quarter 2025. The annualized yield earned on loans, bonds and cash for the second quarter 2025 was 4.07 percent, compared to 4.14 percent for the first quarter 2025. The annualized cost of funding interest-earning loans, bonds and cash was 0.22 percent for the second quarter 2025, compared to 0.24 percent for the first quarter 2025.

The Company provided no provision for credit losses in the second quarter 2025 compared to a $550 thousand reversal of provision for credit losses in the first quarter of 2025. The allowance for credit losses on loans was $13.8 million at June 30, 2025 compared to $13.9 million at March 31, 2025.

Noninterest income for the second quarter 2025 totaled $10.3 million compared to $10.3 million for the first quarter 2025.

Noninterest expenses were $25.5 million for the second quarter 2025 and $25.1 million for the first quarter 2025. The increase in noninterest expense is primarily due to higher salaries and benefits expense due to more business days in the second quarter 2025 compared to the first quarter 2025 and higher occupancy and equipment expense.

The income tax provision (FTE) for the second quarter 2025 was $10.3 million compared to $11.1 million for the first quarter 2025.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – Investor Relations Contact
707-863-6090
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2024 filed on Form 10-K and quarterly report for the quarter ended March 31, 2025 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 17, 2025
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2025

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2025	Q2'2024	Change	Q1'2025
Net Interest and Loan Fee
Income (FTE)	$54,562	$64,100	-14.9%	$56,390
Reversal of Provision
for Credit Losses	-	-	n/m	(550)
Noninterest Income	10,315	10,500	-1.8%	10,321
Noninterest Expense	25,529	26,130	-2.3%	25,127
Income Before Taxes (FTE)	39,348	48,470	-18.8%	42,134
Income Tax Provision (FTE)	10,282	13,008	-21.0%	11,097
Net Income	$29,066	$35,462	-18.0%	$31,037

Average Common Shares
Outstanding	25,889	26,680	-3.0%	26,642
Diluted Average Common
Shares Outstanding	25,889	26,681	-3.0%	26,642

Operating Ratios:
Basic Earnings Per Common
Share	$1.12	$1.33	-15.8%	$1.16
Diluted Earnings Per
Common Share	1.12	1.33	-15.8%	1.16
Return On Assets (a)	1.93%	2.18%		2.03%
Return On Common
Equity (a)	11.2%	14.4%		11.9%
Net Interest Margin (FTE) (a)	3.85%	4.15%		3.90%
Efficiency Ratio (FTE)	39.3%	35.0%		37.7%

Dividends Paid Per Common
Share	$0.46	$0.44	4.5%	$0.44
Common Dividend Payout
Ratio	41%	33%		38%

			%
	6/30'25YTD	6/30'24YTD	Change
Net Interest and Loan Fee
Income (FTE)	$110,952	$130,194	-14.8%
(Reversal of) Provision
for Credit Losses	(550)	300	n/m
Noninterest Income	20,636	20,597	0.2%
Noninterest Expense	50,656	52,229	-3.0%
Income Before Taxes (FTE)	81,482	98,262	-17.1%
Income Tax Provision (FTE)	21,379	26,383	-19.0%
Net Income	$60,103	$71,879	-16.4%

Average Common Shares
Outstanding	26,263	26,677	-1.6%
Diluted Average Common
Shares Outstanding	26,263	26,678	-1.6%

Operating Ratios:
Basic Earnings Per Common
Share	$2.29	$2.69	-14.9%
Diluted Earnings Per
Common Share	2.29	2.69	-14.9%
Return On Assets (a)	1.98%	2.21%
Return On Common
Equity (a)	11.6%	14.8%
Net Interest Margin (FTE) (a)	3.87%	4.23%
Efficiency Ratio (FTE)	38.5%	34.6%

Dividends Paid Per Common
Share	$0.90	$0.88	2.3%
Common Dividend Payout
Ratio	39%	33%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025
Interest and Loan Fee
Income (FTE)	$57,751	$69,407	-16.8%	$59,786
Interest Expense	3,189	5,307	-39.9%	3,396
Net Interest and Loan Fee
Income (FTE)	$54,562	$64,100	-14.9%	$56,390

Average Earning Assets	$5,652,443	$6,145,626	-8.0%	$5,794,836
Average Interest-Bearing
Liabilities	2,693,505	3,001,786	-10.3%	2,770,099

Yield on Earning Assets
(FTE) (a)	4.07%	4.50%		4.14%
Cost of Funds (a)	0.22%	0.35%		0.24%
Net Interest Margin (FTE) (a)	3.85%	4.15%		3.90%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.48%	0.71%		0.50%
Net Interest Spread (FTE) (a)	3.59%	3.79%		3.64%

			%
	6/30'25YTD	6/30'24YTD	Change
Interest and Loan Fee
Income (FTE)	$117,537	$138,502	-15.1%
Interest Expense	6,585	8,308	-20.7%
Net Interest and Loan Fee
Income (FTE)	$110,952	$130,194	-14.8%

Average Earning Assets	$5,723,246	$6,132,497	-6.7%
Average Interest-Bearing
Liabilities	2,731,590	2,978,676	-8.3%

Yield on Earning Assets
(FTE) (a)	4.11%	4.50%
Cost of Funds (a)	0.24%	0.27%
Net Interest Margin (FTE) (a)	3.87%	4.23%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.49%	0.56%
Net Interest Spread (FTE) (a)	3.62%	3.94%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025

Total Assets	$6,042,100	$6,549,203	-7.7%	$6,187,321
Total Earning Assets	5,652,443	6,145,626	-8.0%	5,794,836
Total Loans	762,216	838,016	-9.0%	789,935
Commercial Loans	115,943	133,605	-13.2%	120,189
Commercial Real Estate
Loans	488,960	487,209	0.4%	497,379
Consumer Loans	157,313	217,202	-27.6%	172,367
Total Investment Securities	4,236,303	4,944,191	-14.3%	4,395,565
Debt Securities Available for
Sale	3,400,199	4,079,896	-16.7%	3,553,755
Debt Securities Held to
Maturity	836,104	864,295	-3.3%	841,810
Total Interest-Bearing Cash	653,924	363,419	79.9%	609,336

Loans / Deposits	15.7%	16.1%		15.9%

			%
	6/30'25YTD	6/30'24YTD	Change

Total Assets	$6,114,310	$6,537,562	-6.5%
Total Earning Assets	5,723,246	6,132,497	-6.7%
Total Loans	775,999	845,785	-8.3%
Commercial Loans	118,054	133,514	-11.6%
Commercial Real Estate
Loans	493,146	488,099	1.0%
Consumer Loans	164,799	224,172	-26.5%
Total Investment Securities	4,315,494	5,021,365	-14.1%
Debt Securities Available for
Sale	3,476,553	4,152,185	-16.3%
Debt Securities Held to
Maturity	838,941	869,180	-3.5%
Total Interest-Bearing Cash	631,753	265,347	138.1%

Loans / Deposits	15.8%	16.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025

Total Deposits	$4,841,803	$5,202,620	-6.9%	$4,958,554
Noninterest Demand	2,245,077	2,485,023	-9.7%	2,293,059
Interest-Bearing Transaction	908,367	981,703	-7.5%	935,054
Savings	1,611,845	1,642,806	-1.9%	1,649,631
Time greater than $100K	27,306	34,721	-21.4%	29,460
Time less than $100K	49,208	58,367	-15.7%	51,350
Total Short-Term Borrowings	96,779	284,189	-65.9%	104,604
Bank Term Funding Program
Borrowings	-	200,000	n/m	-
Securities Sold under
Repurchase Agreements	96,779	84,189	15.0%	104,604
Shareholders' Equity	1,037,185	990,927	4.7%	1,055,925

Demand Deposits /
Total Deposits	46.4%	47.8%		46.2%
Transaction & Savings
Deposits / Total Deposits	98.4%	98.2%		98.4%

			%
	6/30'25YTD	6/30'24YTD	Change

Total Deposits	$4,899,856	$5,290,840	-7.4%
Noninterest Demand	2,268,936	2,508,702	-9.6%
Interest-Bearing Transaction	921,637	1,019,998	-9.6%
Savings	1,630,633	1,667,261	-2.2%
Time greater than $100K	28,377	35,427	-19.9%
Time less than $100K	50,273	59,452	-15.4%
Total Short-Term Borrowings	100,670	196,538	-48.8%
Bank Term Funding Program
Borrowings	-	131,291	n/m
Securities Sold under
Repurchase Agreements	100,670	65,247	54.3%
Shareholders' Equity	1,046,504	978,384	7.0%

Demand Deposits /
Total Deposits	46.3%	47.4%
Transaction & Savings
Deposits / Total Deposits	98.4%	98.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,652,443	$57,751	4.07%
Total Loans (FTE)	762,216	10,591	5.57%
Commercial Loans (FTE)	115,943	1,833	6.34%
Commercial Real Estate
Loans	488,960	6,452	5.29%
Consumer Loans	157,313	2,306	5.88%
Total Investments (FTE)	4,236,303	39,887	3.75%
Total Debt Securities
Available for Sale (FTE)	3,400,199	31,354	3.67%
Corporate Securities	1,945,959	12,898	2.65%
Collateralized Loan
Obligations	792,914	12,405	6.19%
Agency Mortgage Backed
Securities	273,083	2,334	3.42%
Securities of U.S.
Government Sponsored
Entities	311,923	2,777	3.56%
Obligations of States and
Political Subdivisions
(FTE)	62,093	506	3.26%
Other Debt Securities
Available for Sale (FTE)	14,227	434	12.21%
Total Debt Securities Held to
Maturity (FTE)	836,104	8,533	4.08%
Agency Mortgage Backed
Securities	51,839	304	2.35%
Corporate Securities	737,787	7,816	4.24%
Obligations of States and
Political Subdivisions
(FTE)	46,478	413	3.56%
Total Interest-Bearing Cash	653,924	7,273	4.40%

Interest Expense Paid:
Total Earning Assets	5,652,443	3,189	0.22%
Total Interest-Bearing
Liabilities	2,693,505	3,189	0.48%
Total Interest-Bearing
Deposits	2,596,726	3,045	0.47%
Interest-Bearing Transaction	908,367	44	0.02%
Savings	1,611,845	2,950	0.73%
Time less than $100K	49,208	37	0.30%
Time greater than $100K	27,306	14	0.21%
Total Short-Term Borrowings	96,779	144	0.60%
Securities Sold under
Repurchase Agreements	96,779	144	0.60%

Net Interest Income and
Margin (FTE)		$54,562	3.85%

	Q2'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,145,626	$69,407	4.50%
Total Loans (FTE)	838,016	11,441	5.49%
Commercial Loans (FTE)	133,605	2,418	7.28%
Commercial Real Estate
Loans	487,209	6,014	4.96%
Consumer Loans	217,202	3,009	5.57%
Total Investments (FTE)	4,944,191	53,005	4.27%
Total Debt Securities
Available for Sale (FTE)	4,079,896	44,236	4.31%
Corporate Securities	2,090,829	14,366	2.75%
Collateralized Loan
Obligations	1,347,475	24,620	7.23%
Agency Mortgage Backed
Securities	241,391	1,465	2.43%
Securities of U.S.
Government sponsored
entities	309,395	2,777	3.59%
Obligations of States and
Political Subdivisions
(FTE)	72,319	543	3.01%
U.S. Treasury Securities	4,260	54	5.08%
Other Debt Securities
Available for Sale (FTE)	14,227	411	11.55%
Total Debt Securities Held to
Maturity (FTE)	864,295	8,769	4.06%
Agency Mortgage Backed
Securities	70,804	401	2.27%
Corporate Securities	730,978	7,815	4.28%
Obligations of States and
Political Subdivisions
(FTE)	62,513	553	3.54%
Total Interest-Bearing Cash	363,419	4,961	5.40%

Interest Expense Paid:
Total Earning Assets	6,145,626	5,307	0.35%
Total Interest-Bearing
Liabilities	3,001,786	5,307	0.71%
Total Interest-Bearing
Deposits	2,717,597	2,460	0.36%
Interest-Bearing Transaction	981,703	69	0.03%
Savings	1,642,806	2,322	0.57%
Time less than $100K	58,367	49	0.34%
Time greater than $100K	34,721	20	0.23%
Total Short-Term Borrowings	284,189	2,847	4.02%
Bank Term Funding Program
Borrowings	200,000	2,692	5.40%
Securities Sold under
Repurchase Agreements	84,189	155	0.74%

Net Interest Income and
Margin (FTE)		$64,100	4.15%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2025	Q2'2024	Change	Q1'2025
Service Charges on Deposit
Accounts	$3,368	$3,469	-2.9%	$3,381
Merchant Processing
Services	2,687	2,733	-1.7%	2,733
Debit Card Fees	1,664	1,706	-2.5%	1,581
Trust Fees	867	811	6.9%	899
ATM Processing Fees	482	540	-10.7%	463
Other Service Fees	450	450	0.0%	429
Life Insurance Gains	106	-	n/m	102
Other Noninterest Income	691	791	-12.6%	733
Total Noninterest Income	$10,315	$10,500	-1.8%	$10,321

Operating Ratios:
Total Revenue (FTE)	$64,877	$74,600	-13.0%	$66,711
Noninterest Income /
Revenue (FTE)	15.9%	14.1%		15.5%
Service Charges /
Avg. Deposits (a)	0.28%	0.27%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.05	$11.25	-10.6%	$10.16

			%
	6/30'25YTD	6/30'24YTD	Change
Service Charges on Deposit
Accounts	$6,749	$6,939	-2.7%
Merchant Processing
Services	5,420	5,240	3.4%
Debit Card Fees	3,245	3,249	-0.1%
Trust Fees	1,766	1,605	10.0%
ATM Processing Fees	945	1,131	-16.4%
Other Service Fees	879	888	-1.0%
Life Insurance Gains	208	-	n/m
Other Noninterest Income	1,424	1,545	-7.8%
Total Noninterest Income	$20,636	$20,597	0.2%

Operating Ratios:
Total Revenue (FTE)	$131,588	$150,791	-12.7%
Noninterest Income /
Revenue (FTE)	15.7%	13.7%
Service Charges /
Avg. Deposits (a)	0.28%	0.26%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.10	$11.37	-11.1%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025

Salaries and Related Benefits	$12,303	$12,483	-1.4%	$12,126
Occupancy and Equipment	5,154	5,158	-0.1%	5,038
Outsourced Data Processing	2,709	2,511	7.9%	2,697
Limited Partnership
Operating Losses	915	1,440	-36.5%	915
Professional Fees	386	362	6.6%	395
Courier Service	687	686	0.1%	688
Other Noninterest Expense	3,375	3,490	-3.3%	3,268
Total Noninterest Expense	$25,529	$26,130	-2.3%	$25,127

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.81%	1.71%		1.76%
Noninterest Expense /
Revenues (FTE)	39.3%	35.0%		37.7%

			%
	6/30'25YTD	6/30'24YTD	Change

Salaries and Related Benefits	$24,429	$25,069	-2.6%
Occupancy and Equipment	10,192	10,198	-0.1%
Outsourced Data Processing	5,406	5,047	7.1%
Limited Partnership
Operating Losses	1,830	2,880	-36.5%
Professional Fees	781	764	2.2%
Courier Service	1,375	1,335	3.0%
Other Noninterest Expense	6,643	6,936	-4.2%
Total Noninterest Expense	$50,656	$52,229	-3.0%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.78%	1.71%
Noninterest Expense /
Revenues (FTE)	38.5%	34.6%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025

Average Total Loans	$762,216	$838,016	-9.0%	$789,935

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$13,914	$15,879	-12.4%	$14,780
Reversal of Provision for
Credit Losses	-	-	n/m	(550)
Net ACLL (Losses)
Recoveries	(127)	73	n/m	(316)
End of Period ACLL	$13,787	$15,952	-13.6%	$13,914

Gross ACLL Recoveries /
Gross ACLL Losses	87%	105%		82%
Net ACLL (Losses)
Recoveries/
Avg. Total Loans (a)	-0.07%	0.04%		-0.16%

			%
	6/30'25YTD	6/30'24YTD	Change

Average Total Loans	$775,999	$845,785	-8.3%

Beginning of Period ACLL	$14,780	$16,867	-12.4%
(Reversal of) Provision for
Credit Losses	(550)	300	n/m
Net ACLL Losses	(443)	(1,215)	-63.5%
End of Period ACLL	$13,787	$15,952	-13.6%

Gross ACLL Recoveries /
Gross ACLL Losses	83%	66%
Net ACLL Losses /
Avg. Total Loans (a)	-0.12%	-0.29%

	(dollars in thousands)
			%
	6/30/25	6/30/24	Change	3/31/25
Allowance for Credit Losses
on Loans	$13,787	$15,952	-13.6%	$13,914
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$13,788	$15,953	-13.6%	$13,915

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/25	6/30/24	Change	3/31/25
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$-	$971	n/m	$-
Performing Nonaccrual
Loans	4,553	-	n/m	-
Total Nonaccrual Loans	4,553	971	368.9%	-
Accruing Loans 90+ Days
Past Due	411	580	-29.1%	277
Total Nonperforming Loans	$4,964	$1,551	220.1%	$277

Total Loans Outstanding	$748,264	$831,842	-10.0%	$771,030

Total Assets	5,825,069	6,312,145	-7.7%	5,966,624

Loans:
Allowance for Credit Losses
on Loans	$13,787	$15,952	-13.6%	$13,914
Allowance for Credit Losses
on Loans / Loans	1.84%	1.92%		1.80%
Nonperforming Loans /
Total Loans	0.66%	0.19%		0.04%

10. Liquidity.

At June 30, 2025, the Company had $626,437 thousand in cash balances. During the twelve months ending June 30, 2026, the Company expects to receive $288,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at June 30, 2025, the Company’s debt securities which qualify as collateral for borrowing totaled $3,522,823 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at June 30, 2025, the Company had pledged $715,788 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at June 30, 2025, the Company had pledged $703,398 thousand in debt securities at the Federal Reserve Bank. During the six months ended June 30, 2025, the Company’s average borrowings from the Federal Reserve Bank and correspondent banks were $-0- thousand and $-0- thousand, respectively, and at June 30, 2025, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At June 30, 2025, the Company had access to borrowing from the Federal Reserve up to $703,398 thousand based on collateral pledged at June 30, 2025. At June 30, 2025, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,683,788 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				6/30/25
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,517,133
Collateralized Loan
Obligations rated AAA				257,649
Obligations of States and
Political Subdivisions				106,428
Agency Mortgage Backed
Securities				339,710
Securities of U.S. Government
Sponsored Entities				301,903
Total Debt Securities Eligible
as Collateral				$3,522,823

Debt Securities Pledged
as Collateral:
Debt Securities Pledged
at the Federal Reserve Bank				($703,398)
Deposits by Public Entities				(715,788)
Securities Sold under
Repurchase Agreements				(412,956)
Other				(6,893)
Total Debt Securities Pledged
as Collateral				($1,839,035)

Estimated Debt Securities
Available to Pledge				$1,683,788

11. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/25	6/30/24	Change	3/31/25

Shareholders' Equity	$921,783	$815,600	13.0%	$923,138
Total Assets	5,825,069	6,312,145	-7.7%	5,966,624
Shareholders' Equity/
Total Assets	15.82%	12.92%		15.47%
Shareholders' Equity/
Total Loans	123.19%	98.05%		119.73%
Tangible Common Equity
Ratio	14.03%	11.21%		13.71%
Common Shares Outstanding	25,587	26,683	-4.1%	26,360
Common Equity Per Share	$36.03	$30.57	17.9%	$35.02
Market Value Per Common
Share	48.44	48.53	-0.2%	50.63

	(shares in thousands)
			%
	Q2'2025	Q2'2024	Change	Q1'2025
Share Retirements (Issuances):
Total Shares Retired	773	-	n/m	361
Average Retirement Price	$49.61	$-	n/m	$50.96
Net Shares Retired (Issued)	773	(5)	n/m	348

			%
	6/30'25YTD	6/30'24YTD	Change

Total Shares Retired	1,134	4	n/m
Average Retirement Price	$49.88	$45.58	n/m
Net Shares Retired (Issued)	1,121	(12)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/25	6/30/24	Change	3/31/25
Assets:
Cash and Due from Banks	$626,437	$486,124	28.9%	$727,336

Debt Securities Available for
Sale:
Corporate Securities	1,792,021	1,855,618	-3.4%	1,802,791
Collateralized Loan
Obligations	780,147	1,255,110	-37.8%	822,111
Agency Mortgage Backed
Securities	291,543	222,806	30.9%	250,844
Securities of U.S.
Government Sponsored
Entities	301,903	291,206	3.7%	299,722
Obligations of States and
Political Subdivisions	60,835	69,758	-12.8%	60,581
U.S. Treasury Securities	-	4,820	n/m	-
Total Debt Securities
Available for Sale	3,226,449	3,699,318	-12.8%	3,236,049

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	49,878	67,777	-26.4%	53,528
Corporate Securities	738,846	732,049	0.9%	737,146
Obligations of States and
Political Subdivisions (1)	45,715	61,042	-25.1%	48,674
Total Debt Securities
Held to Maturity (1)	834,439	860,868	-3.1%	839,348

Loans	748,264	831,842	-10.0%	771,030
Allowance For Credit Losses
on Loans	(13,787)	(15,952)	-13.6%	(13,914)
Total Loans, net	734,477	815,890	-10.0%	757,116

Premises and Equipment, net	25,850	26,275	-1.6%	25,722
Identifiable Intangibles, net	19	234	-91.9%	72
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	255,725	301,763	-15.3%	259,308

Total Assets	$5,825,069	$6,312,145	-7.7%	$5,966,624

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,175,841	$2,459,467	-11.5%	$2,241,802
Interest-Bearing Transaction	894,774	936,186	-4.4%	920,461
Savings	1,603,974	1,646,781	-2.6%	1,633,445
Time	72,946	89,006	-18.0%	78,387
Total Deposits	4,747,535	5,131,440	-7.5%	4,874,095

Bank Term Funding
Program Borrowings	-	200,000	n/m	-
Securities Sold under
Repurchase Agreements	101,210	100,167	1.0%	113,219
Total Short-Term
Borrowed Funds	101,210	300,167	-66.3%	113,219

Other Liabilities	54,541	64,938	-16.0%	56,172
Total Liabilities	4,903,286	5,496,545	-10.8%	5,043,486

Shareholders' Equity:
Common Equity:
Paid-In Capital	456,964	474,618	-3.7%	470,844
Accumulated Other
Comprehensive Loss	(116,747)	(197,300)	-40.8%	(136,768)
Retained Earnings	581,566	538,282	8.0%	589,062
Total Shareholders' Equity	921,783	815,600	13.0%	923,138

Total Liabilities and
Shareholders' Equity	$5,825,069	$6,312,145	-7.7%	$5,966,624

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2025	Q2'2024	Change	Q1'2025
Interest and Loan Fee Income:
Loans	$10,523	$11,354	-7.3%	$10,669
Equity Securities	195	175	11.4%	195
Debt Securities Available
for Sale	31,028	43,927	-29.4%	33,430
Debt Securities Held to
Maturity	8,448	8,655	-2.4%	8,494
Interest-Bearing Cash	7,273	4,961	46.6%	6,703
Total Interest and Loan
Fee Income	57,467	69,072	-16.8%	59,491

Interest Expense:
Transaction Deposits	44	69	-36.2%	46
Savings Deposits	2,950	2,322	27.0%	3,128
Time Deposits	51	69	-26.1%	55
Bank Term Funding Program
Borrowings	-	2,692	n/m	-
Securities Sold under
Repurchase Agreements	144	155	-6.7%	167
Total Interest Expense	3,189	5,307	-39.9%	3,396

Net Interest and Loan
Fee Income	54,278	63,765	-14.9%	56,095

Reversal of Provision for
Credit Losses	-	-	n/m	(550)

Noninterest Income:
Service Charges on Deposit
Accounts	3,368	3,469	-2.9%	3,381
Merchant Processing
Services	2,687	2,733	-1.7%	2,733
Debit Card Fees	1,664	1,706	-2.5%	1,581
Trust Fees	867	811	6.9%	899
ATM Processing Fees	482	540	-10.7%	463
Other Service Fees	450	450	0.0%	429
Life Insurance Gains	106	-	n/m	102
Other Noninterest Income	691	791	-12.6%	733
Total Noninterest Income	10,315	10,500	-1.8%	10,321

Noninterest Expense:
Salaries and Related Benefits	12,303	12,483	-1.4%	12,126
Occupancy and Equipment	5,154	5,158	-0.1%	5,038
Outsourced Data Processing	2,709	2,511	7.9%	2,697
Limited Partnership
Operating Losses	915	1,440	-36.5%	915
Professional Fees	386	362	6.6%	395
Courier Service	687	686	0.1%	688
Other Noninterest Expense	3,375	3,490	-3.3%	3,268
Total Noninterest Expense	25,529	26,130	-2.3%	25,127

Income Before Income Taxes	39,064	48,135	-18.8%	41,839
Income Tax Provision	9,998	12,673	-21.1%	10,802
Net Income	$29,066	$35,462	-18.0%	$31,037

Average Common Shares
Outstanding	25,889	26,680	-3.0%	26,642
Diluted Average Common
Shares Outstanding	25,889	26,681	-3.0%	26,642

Per Common Share Data:
Basic Earnings	$1.12	$1.33	-15.8%	$1.16
Diluted Earnings	1.12	1.33	-15.8%	1.16
Dividends Paid	0.46	0.44	4.5%	0.44

			%
	6/30'25YTD	6/30'24YTD	Change
Interest and Loan Fee Income:
Loans	$21,192	$22,678	-6.6%
Equity Securities	390	349	11.7%
Debt Securities Available
for Sale	64,458	90,170	-28.5%
Debt Securities Held to
Maturity	16,942	17,377	-2.5%
Interest-Bearing Cash	13,976	7,244	92.9%
Total Interest and Loan
Fee Income	116,958	137,818	-15.1%

Interest Expense:
Transaction Deposits	90	188	-52.1%
Savings Deposits	6,078	4,239	43.4%
Time Deposits	106	139	-23.7%
Bank Term Funding Program
Borrowings	-	3,535	n/m
Securities Sold under
Repurchase Agreements	311	207	50.2%
Total Interest Expense	6,585	8,308	-20.7%

Net Interest and Loan
Fee Income	110,373	129,510	-14.8%

(Reversal of) Provision
for Credit Losses	(550)	300	n/m

Noninterest Income:
Service Charges on Deposit	6,749	6,939	-2.7%
Accounts
Merchant Processing
Services	5,420	5,240	3.4%
Debit Card Fees	3,245	3,249	-0.1%
Trust Fees	1,766	1,605	10.0%
ATM Processing Fees	945	1,131	-16.4%
Other Service Fees	879	888	-1.0%
Life Insurance Gains	208	-	n/m
Other Noninterest Income	1,424	1,545	-7.8%
Total Noninterest Income	20,636	20,597	0.2%

Noninterest Expense:
Salaries and Related Benefits	24,429	25,069	-2.6%
Occupancy and Equipment	10,192	10,198	-0.1%
Outsourced Data Processing	5,406	5,047	7.1%
Limited Partnership
Operating Losses	1,830	2,880	-36.5%
Professional Fees	781	764	2.2%
Courier Service	1,375	1,335	3.0%
Other Noninterest Expense	6,643	6,936	-4.2%
Total Noninterest Expense	50,656	52,229	-3.0%

Income Before Income Taxes	80,903	97,578	-17.1%
Income Tax Provision	20,800	25,699	-19.1%
Net Income	$60,103	$71,879	-16.4%

Average Common Shares
Outstanding	26,263	26,677	-1.6%
Diluted Average Common
Shares Outstanding	26,263	26,678	-1.6%

Per Common Share Data:
Basic Earnings	$2.29	$2.69	-14.9%
Diluted Earnings	2.29	2.69	-14.9%
Dividends Paid	0.90	0.88	2.3%

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at June 30, 2025, March 31, 2025 and June 30, 2024.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized